UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 16, 2013

IMH Financial Corporation

 (Exact name of registrant as specified in its charter)

Delaware	000-52611	23-1537126
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7001 N. Scottsdale Rd., Suite 2050 Scottsdale, Arizona		85253
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(480) 840-8400

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Letter to Shareholders

On April 16, 2013, IMH Financial Corporation sent a letter to its shareholders containing, among other things, information regarding the company’s recent events and initiatives being undertaken.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	IMH Financial Corporation Letter to Shareholders

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 16, 2013	IMH FINANCIAL CORPORATION

	By:	/s/ William Meris
William Meris
President